EXHIBIT 99.2


                        [ALPHA VIRTUAL, INC.. LETTERHEAD]


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In Connection with the quarterly report of Alpha Virtual, Inc. (the "Company") on Form 10-QSBr the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Saif Mansour, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.








                             /s/ Saif Mansour
                             --------------------------------
                             Saif Mansour
                             Chief Financial Officer
                             Alpha Virtual, Inc.

                             August 19, 2002